BlackRock ETF Trust

BlackRock Future Climate and Sustainable Economy ETF

BlackRock Future Financial and Technology ETF

BlackRock Future Health ETF

BlackRock Future Innovators ETF

BlackRock Future Tech ETF

BlackRock World ex U.S. Carbon Transition Readiness ETF

(each, a “Fund” and collectively, the “Funds”)

Supplement dated March 10, 2023 (the “Supplement”) to the

Statement of Additional Information (“SAI”) of each Fund, as supplemented to date

Effective immediately, each Fund’s SAI is amended to add the following:

The Trust, on behalf of the Fund, along with certain other funds managed by BlackRock Fund Advisors and its affiliates (“Participating Funds”), is a party to a 364-day, $2.5 billion credit agreement with a group of lenders, which facility terminates on April 13, 2023, unless otherwise extended or renewed (the “Credit Agreement”). Excluding commitments designated for certain Participating Funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the Credit Agreement. The Fund may borrow under the Credit Agreement to meet shareholder redemptions and for other lawful purposes. However, the Fund may not borrow under the Credit Agreement for leverage. The Fund may borrow up to the maximum amount allowable under its current Prospectus and SAI, subject to various other legal, regulatory or contractual limits. Borrowing results in interest expense and other fees and expenses for the Fund which may impact the Fund’s net expenses. The costs of borrowing may reduce the Fund’s return. The Fund is charged its pro rata share of upfront fees and commitment fees on the aggregate commitment amount based on its net assets. If the Fund borrows pursuant to the Credit Agreement, the Fund will be charged interest at a variable rate.

Shareholders should retain this Supplement for future reference.

SAI-ETF-0323SUP